EXHIBIT 24

                              VALLEY NATIONAL BANCORP

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Valley National Bancorp (SEC File No. 33-56895) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                   Title                     Date
         ---------                   -----                     ----

  PETER SOUTHWAY                  President and Chief       December 20, 1994
- ------------------------          Operating Officer
  Peter Southway                  (Principal Financial
                                  Officer) and
                                  Director


  ALAN D. ESKOW                   Corporate Secretary       December 20, 1994
- ------------------------          and Senior Vice
  Alan D. Eskow                   President (Principal
                                  Accounting Officer)


  ANDREW ABRAMSON                 Director                  December 20, 1994
- ------------------------
  Andrew Abramson


  PAMELA BRONANDER                Director                  December 20, 1994
- ------------------------
  Pamela Bronander


  JOSEPH COCCIA, JR.              Director                  December 20, 1994
- ------------------------
  Joseph Coccia, Jr.


  AUSTIN C. DRUKKER               Director                  December 20, 1994
- ------------------------
  Austin C. Drukker

         Signature                   Title                     Date
         ---------                   -----                     ----

  THOMAS P. INFUSINO              Director                  December 20, 1994
- ------------------------
  Thomas P. Infusino


  GERALD KORDE                    Director                  December 20, 1994
- ------------------------
  Gerald Korde


  ROBERT L. MARCALUS              Director                  December 20, 1994
- ------------------------
  Robert L. Marcalus


                                  Director
- ------------------------
  Robert E. McEntee


  SAM P. PINYUH                   Director                  December 20, 1994
- ------------------------
  Sam P. Pinyuh


  RUBIN RABINOWITZ                Director                  December 20, 1994
- ------------------------
  Rubin Rabinowitz


  ROBERT RACHESKY                 Director                  December 20, 1994
- ------------------------
  Robert Rachesky


  BARNETT RUKIN                   Director                  December 20, 1994
- ------------------------
  Barnett Rukin


  RICHARD F. TICE                 Director                  December 20, 1994
- ------------------------
  Richard F. Tice


  LEONARD J. VORCHEIMER           Director                  December 20, 1994
- -------------------------
  Leonard J. Vorcheimer


  JOSEPH L. VOZZA                 Director                  December 20, 1994
- ------------------------
  Joseph L. Vozza